Exhibit 10.42

[Form of Registration Rights Agreement]
REGISTRATION RIGHTS AGREEMENT
CVR PARTNERS, LP
Dated as of                            , 2007

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		Page

11.8.	Headings: Execution in Counterparts	24
11.9.	Injunctive Relief	25
11.10.	Term	25
11.11.	Further Assurances	25
11.12.	Entire Agreement	25

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REGISTRATION RIGHTS AGREEMENT
of CVR Partners, LP
          REGISTRATION RIGHTS AGREEMENT, dated as of                            , 2007 (the “Agreement”), by and among CVR Partners, LP, a Delaware limited partnership (the “Partnership”), CVR Special GP, LLC, a Delaware limited liability company (the “Special General Partner”) and CVR LP, LLC, a Delaware limited liability company (the “Organizational Limited Partner”). The Special General Partner and the Organizational Limited Partner are hereinafter referred to collectively as the “Unitholders.” Capitalized terms used herein without definition are defined in Section 10.
          WHEREAS, as of the date hereof, the Partnership, the Unitholders and certain other parties entered into a Contribution, Conveyance and Assumption Agreement (the “Contribution Agreement”) pursuant to which the Partnership has agreed to issue to each Holder Special Units;
          WHEREAS, to induce the Unitholders to enter into the Contribution Agreement and to consummate the transactions contemplated therein, the Partnership has agreed to provide the registration and other rights set forth in this Agreement for the benefit of the Holders;
          WHEREAS, the parties hereto wish to set forth certain rights and obligations with respect to the registration of (a) the Common LP Units issuable in exchange for the Special Units under the Partnership Agreement and (b) the Common LP Units issuable upon conversion of any Subordinated Units under the Partnership Agreement.
          NOW, THEREFORE, in consideration of the mutual covenants and obligations set forth in this Agreement, the parties hereto agree as follows:
     Section 1. Registrations Upon Request.
     1.1. Requests by the Unitholders.
     (a) Notice of Request. Following the Initial Public Offering, each of the Special General Partner and the Organizational Limited Partner shall have the right to make up to three requests (each, a “Demand Registration”) that the Partnership effect the registration under the Securities Act of all or a portion of the Registrable Securities Beneficially Owned by the Special General Partner or the Organizational Limited Partner, as the case may be (the Special General Partner or the Organizational Limited Partner, in such capacity, the “Initiating Unitholder”), each such request to specify the number of Registrable Securities to be registered and the intended method or methods of disposition thereof; provided that, with respect to any shelf registration requested by an Initiating Unitholder pursuant to Section 1.1(b) (which initial request shall count as a request for purposes of this Section 1.1), each subsequent request by an Initiating Unitholder that the Partnership sell Registrable Securities from such Shelf Registration Statement (as such term is defined in part (b) of this Section 1.1) that is not made simultaneously with such initial request shall be counted as an additional request for purposes of this Section 1.1. Upon any such request (each, a “Demand Request Notice”), the Partnership will promptly, but in any event within 5 days, give written notice of such request to all holders of Registrable Securities and thereupon the Partnership will, subject to Section 1.4:
     (i) use its best efforts to effect the prompt registration under the Securities Act of
     (A) the Registrable Securities which the Partnership has been so requested to register by the Initiating Unitholder, and
     (B) all other Registrable Securities which the Partnership has been requested to register by the holders thereof by written request given to the Partnership by such holders within 30 days after the giving of such written notice by the Partnership to such holders (or, 15 days if, at the request of the Initiating Unitholder, the Partnership states in such written notice or gives telephonic notice to each holder of Registrable Securities, with written confirmation to follow promptly thereafter, stating that (i) such registration will be on Form S-3 and (ii) such shorter period of time is required because of a planned filing date), all to the extent required to permit the disposition of the Registrable Securities so to be registered in accordance with the intended method or methods of disposition of the Initiating Unitholder and any “Participating Unitholders,” which term shall refer to any Unitholder that exercises its right to participate in the registration initiated by the Initiating Unitholder, which intended method or methods of distribution may include, at the option of the Initiating Unitholder or the Participating Unitholders, as applicable, a distribution of such Registrable Securities to, and resale of such Registrable Securities by, the partners of the equity owners of such Unitholder or Unitholders (a “Partner Distribution”); and
     (ii) if requested by the Initiating Unitholder or any Participating Unitholders, as applicable, obtain acceleration of the effective date of the registration statement relating to such registration. Notwithstanding anything contained herein to the contrary, the Partnership shall, at the request of any Initiating Unitholder or any Participating Unitholders, as applicable, seeking to effect a Partner Distribution, file any prospectus supplement or post-effective amendments and shall otherwise take any action necessary to include such language, if such language was not included in the initial registration statement, or revise such language if deemed necessary by such Unitholder or Unitholders, to effect such Partner Distribution.

     (b) Shelf Registration. The right of each of the Special General Partner and the Organizational Limited Partner to request a registration of Registrable Securities pursuant to Section 1.1(a) shall include the right from and after the first anniversary of the Initial Public Offering to request that the Partnership file a registration statement to permit the requesting holder to sell Registrable Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act (or any similar rule that may be adopted by the Commission) in accordance with the intended method or methods of disposition by such requesting holder (a “Shelf Registration Statement”). Notwithstanding anything to the contrary herein,
     (i) upon any Shelf Registration Statement having been declared effective, the Partnership shall use reasonable best efforts to keep such Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be usable by the holders of Registrable Securities until the earlier of (x) such time as all Registrable Securities that could be sold under such Shelf Registration Statement have been sold or are no longer outstanding; (y) two years from the date of effectiveness; and (z) the date that each Unitholder can sell all Registrable Securities Beneficially Owned by it in accordance with Rule 144(k) under the Securities Act;
     (ii) if at any time following the effectiveness of any Shelf Registration Statement either the Special General Partner or the Organizational Limited Partner, as the case may be, desires to sell Registrable Securities pursuant thereto, the Special General Partner or the Organizational Limited Partner, as the case may be, shall notify the Partnership of such intent at least ten Business Days prior to any such sale (any such proposed transaction, a “Take-down Transaction”), and the Partnership thereupon shall prepare and file within ten Business Days after receipt of such notice a prospectus supplement or post-effective amendment to the Shelf Registration Statement, as necessary, to permit the consummation of such Take-down Transaction;
     (iii) upon receipt of notice from the Special General Partner or the Organizational Limited Partner, as the case may be, regarding a Take-down Transaction as provided in clause (ii) of this Section 1.1(b), the Partnership shall immediately deliver notice to any other holders of Registrable Securities whose Registrable Securities have been included in such Shelf Registration Statement and shall permit such holders to participate in such Take-down Transaction (subject to Section 1.4), it being understood, for the avoidance of doubt, that no holder other than the Special General Partner or the Organizational Limited Partner shall have the right to initiate a Take-down Transaction;
     (iv) each holder who participates in a Take-down Transaction shall be deemed through such participation to have represented to the

Partnership that any information previously supplied by such holder to the Partnership in writing for inclusion in the Shelf Registration Statement, unless modified by such holder by written notice to the Partnership, remains accurate as of the date of the prospectus supplement or amendment to the Shelf Registration Statement, as applicable; and
     (v) if the continued use of such Shelf Registration Statement at any time would require the Partnership to make any public disclosure of material, non-public information, disclosure of which, in the Managing General Partner’s Board of Director’s good faith judgment, after consultation with independent outside counsel to the Partnership, (i) would be required to be made in any registration statement filed with the Commission by the Partnership so that such registration statement would not be materially misleading and (ii) would not be required to be made at such time but for the filing of such registration statement; and the Partnership has a bona fide business purpose for not disclosing such information publicly, the Partnership may, upon giving prompt written notice of such action to the holders of Registrable Securities, suspend use of the Shelf Registration Statement (a “Shelf Suspension”); provided, however, that the Partnership shall not be permitted to exercise a Shelf Suspension (x) more than once during any 12 month period or (y) for a period exceeding 45 days on any one occasion. In the case of a Shelf Suspension, the holders of Registrable Securities agree to suspend use of the applicable prospectus in connection with any sale or purchase of, or offer to sell or purchase, Registrable Securities, upon receipt of the notice referred to above. Upon the written request of either the Initiating Unitholder or the Participating Unitholders, the Partnership shall provide such holder of Registrable Securities in writing with a general statement of the reasons for such postponement and an approximation of the anticipated delay. The Partnership shall immediately notify the holders of Registrable Securities upon the termination of any Shelf Suspension, amend or supplement the prospectus, if necessary, so it does not contain any untrue statement of a material fact or omission and furnish to the holders of Registrable Securities such numbers of copies of the prospectus as so amended or supplemented as such holders may reasonably request. The Partnership agrees, if necessary, to supplement or make amendments to the Shelf Registration Statement, if required by the registration form used by the Partnership for the shelf registration or by the instructions applicable to such registration form or by the Securities Act or as may reasonably be requested by the Majority Holders.
     1.2. Registration Statement Form. A registration requested pursuant to Section 1.1 shall be effected by the filing of a registration statement on a form of the Commission (i) selected by the Majority Holders, which form shall be reasonably acceptable to the Partnership; provided that the Partnership agrees that, at the request of the Initiating Unitholder, at such time as the Partnership becomes a “well-known seasoned issuer,” as such term is defined in Rule 405 under the Securities Act, the Partnership will register an offering pursuant to Section 1.1 on an “automatic shelf registration statement,” as such term is defined in Rule 405 under the Securities Act; provided, that the Partnership is advised by independent outside counsel that filing an “automatic shelf registration statement” for registration of the Registrable Securities will not cause the Partnership to be an “ineligible issuer,” as such term is defined in Rule 405 under the Securities Act and (ii) which shall permit the disposition of Registrable Securities in accordance with the intended method or methods of disposition specified in such request for registration, including, without limitation, a Partner Distribution or, as provided above, a continuous or delayed basis offering pursuant to Rule 415 under the Securities Act. The Partnership agrees to include in any such registration statement all information which, in the opinion of counsel to the Initiating Unitholder, counsel to any Participating Unitholder and counsel to the Partnership, is necessary or desirable to be included therein.
     1.3. Expenses. The Partnership shall pay, and shall be responsible for, all Registration Expenses in connection with any registration requested under Section 1.1; provided that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any, in respect of the Registrable Securities being registered for such seller.
     1.4. Effective Registration Statement. A registration requested pursuant to Section 1.1 shall not be deemed a Demand Registration (including for purposes of Section 1.1(a)) unless a registration statement with respect thereto has become effective and has been kept continuously effective for a period of at least 180 days (or such shorter period which shall terminate when all the Registrable Securities covered by such registration statement have been sold pursuant thereto) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriter or underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer. Should a Demand Registration not become effective due to the failure of a holder of Registrable Securities participating in such offering of Registrable Securities (a “Participating Holder”) to perform its obligations under this Agreement, or in the event the Initiating Unitholder withdraws or does not pursue its request for the Demand Registration as provided for in Section 1.6 below (in each of the foregoing cases, provided that at such time the Partnership is in compliance in all material respects with its obligations under this Agreement), then, such Demand Registration shall be deemed to have been effected (including for purposes of Section 1.1(a)); provided, that, if (i) the Demand Registration does not become effective because a material adverse change has occurred, or is reasonably likely to occur, in the condition (financial or otherwise), prospects, business, assets or results of operations of the Partnership and its subsidiaries taken as a whole subsequent to the date of the delivery of the Demand Request Notice, (ii) after the Demand Registration has become effective, such registration is interfered with by any stop order, injunction, or other order or requirement of the Commission or other governmental agency or court, (iii) the Demand Registration is withdrawn at the request of the Initiating Unitholder due to the advice of the managing underwriter(s) that the Registrable Securities covered by the registration statement could not be sold in such offering within a price range acceptable to the Initiating Unitholder, or (iv) the Initiating Unitholder reimburses the Partnership for any and all

Registration Expenses incurred by the Partnership in connection with such request for a Demand Registration that was withdrawn or not pursued, then the Demand Registration shall not be deemed to have been effected and will not count as a Demand Registration.
     1.5. Right to Withdraw. Any Participating Holder shall have the right to withdraw its request for inclusion of Registrable Securities in any registration statement pursuant to Section 1.1 at any time prior to the effective date of such registration statement by giving written notice to the Partnership of its request to withdraw. Upon receipt of notices from all Participating Holders to such effect, the Partnership shall cease all efforts to obtain effectiveness of the applicable registration statement, and whether the Initiating Unitholder’s request for registration pursuant to Section 1.1 shall be counted as a Demand Registration for purposes of Section 1.6 shall be determined in accordance with Section 1.4 above.
     1.6. Priority in Demand Registrations. Whenever the Partnership effects a registration pursuant to Section 1.1 in connection with an underwritten offering, no securities other than Registrable Securities shall be included among the securities covered by such registration unless the Majority Holders consent in writing to the inclusion therein of such other securities, which consent may be subject to terms and conditions determined by the Majority Holders in their sole discretion. If a registration pursuant to Section 1.1 involves an underwritten offering, and the managing underwriter (or, in the case of an offering which is not underwritten, a nationally recognized investment banking firm) shall advise the Partnership in writing (with a copy to each Person requesting registration of Registrable Securities) that, in its opinion, the number of securities requested, and otherwise proposed to be included in such registration, exceeds the number which can be sold in such offering without materially and adversely affecting the offering price, the Partnership shall include in such registration, to the extent of the number which the Partnership is so advised can be sold in such offering without such material adverse effect, first, the Registrable Securities of the Initiating Unitholder and the Participating Unitholders requesting inclusion in such registration, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Unitholder), and second, the securities, if any, being sold by the Partnership. In the event of any such determination under this Section 1.4, the Partnership shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required under Section 1.1.
     Section 2. Incidental Registrations. If the Partnership at any time proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor form or a an “automatic shelf registration statement” on Form S-3 if the Partnership would otherwise qualify as a “WKSI” and has been is advised by independent outside counsel that filing an “automatic shelf registration statement” for registration of the Registrable Securities would cause the Partnership to be an “ineligible issuer,” as such term is defined in Rule 405 under the Securities Act) whether or not for sale for its own account, then the Partnership shall give prompt written notice (but in no event less than 30 days prior to the initial filing with respect thereto) to all holders of Registrable Securities regarding such proposed registration. Upon the written request of any such holder made within 15 days after the receipt of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such holder and the intended method or methods of disposition thereof), the Partnership shall use its best efforts to effect the registration under the Securities Act of such

Registrable Securities on a pro rata basis in accordance with such intended method or methods of disposition; provided that:
     (a) the Partnership shall not include Registrable Securities in such proposed registration to the extent that the Managing General Partner’s Board of Directors shall have determined, after consultation with the managing underwriter for such offering, that it would materially and adversely affect the offering price to include any Registrable Securities in such registration and provided, further, that the Partnership shall give the affected holders of Registrable Securities notice of such determination and in lieu of the notice otherwise required by the first sentence of this Section 2;
     (b) if, at any time after giving written notice (pursuant to this Section 2) of its intention to register equity securities and prior to the effective date of the registration statement filed in connection with such registration, the Partnership shall determine for any reason not to register such equity securities, the Partnership may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, shall not be obligated to register any Registrable Securities in connection with such registration (but shall nevertheless pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of the Special General Partner and the Organizational Limited Partner that a registration be effected under Section 1.1; and
     (c) if in connection with a registration pursuant to this Section 2, the managing underwriter of such registration (or, in the case of an offering that is not underwritten, a nationally recognized investment banking firm) shall advise the Partnership in writing (with a copy to each holder of Registrable Securities requesting registration thereof) that the number of securities requested and otherwise proposed to be included in such registration exceeds the number which can be sold in such offering without materially and adversely affecting the offering price of the securities being sold in such registration, then in the case of any registration pursuant to this Section 2, the Partnership shall include in such registration to the extent of the number which the Partnership is so advised can be sold in such offering without such material adverse effect, first, the securities, if any, being sold by the Partnership, and second, the Registrable Securities of the Unitholders requesting inclusion in such registration and Partnership Securities of other Persons who have been granted registration rights or are granted registration rights on or after the date of this Agreement, to the extent such other Persons have been granted registration rights that are pari passu to the rights of the Unitholders hereunder, on a pro rata basis (based on the number of shares of Registrable Securities owned by each such Unitholder and the number Partnership Securities of any such other Persons).
          The Partnership shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 2; provided that each seller of Registrable Securities shall pay all Registration Expenses to the extent required to be paid by such seller under applicable law and all underwriting discounts and commissions and transfer taxes, if any, in respect of the Registrable Securities being registered for such seller. No registration effected under this Section 2 shall relieve the Partnership from its obligation to effect registrations under Section 1.1.
     Section 3. Registration Procedures. If and whenever the Partnership is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Sections 1.1 or 2, the Partnership shall promptly:
     (a) prepare, and as soon as practicable, but in any event within 30 days thereafter, file with the Commission, a registration statement with respect to such Registrable Securities, make all required filings with the NASD and use its best efforts to cause such registration statement to become and remain effective as soon as practicable;
     (b) prepare and promptly file with the Commission such amendments and post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for so long as is required to comply with the provisions of the Securities Act and to complete the disposition of all securities covered by such registration statement in accordance with the intended method or methods of disposition thereof, but in no event for a period of more than six months after such registration statement becomes effective (except as provided in Section 1.1(b)(i));
     (c) furnish copies of all documents proposed to be filed with the Commission in connection with such registration to (i) counsel selected by the Initiating Unitholder and counsel selected by any Participating Unitholders either of which counsel may also be counsel to the Partnership, and (ii) each seller of Registrable Securities (or in the case of the initial filing of a registration statement, within five business days of such initial filing) and such documents shall be subject to the review of such counsel; provided that the Partnership shall not file any registration statement or any amendment or post-effective amendment or supplement to such registration statement or the prospectus used in connection therewith or any free writing prospectus related thereto to which such counsel shall have reasonably objected on the grounds that such registration statement amendment, supplement or prospectus or free writing prospectus does not comply (explaining why) in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;
     (d) furnish to each seller of Registrable Securities, without charge, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits and documents filed therewith) and such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, each free writing prospectus utilized in connection therewith, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller in accordance with the intended method or methods of disposition thereof;
     (e) use its best efforts to register or qualify such Registrable Securities and other securities covered by such registration statement under the securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable such seller to consummate the disposition of such Registrable Securities in such jurisdictions in accordance with the intended method or methods of disposition thereof; provided that the Partnership shall not for any such purpose be required to qualify generally to do business in any jurisdiction wherein it is not so qualified, subject itself to taxation in any jurisdiction wherein it is not so subject, or take any action which would subject it to general service of process in any jurisdiction wherein it is not so subject;
     (f) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies, authorities or self-regulatory bodies as may be necessary by virtue of the business and operations of the Partnership to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;
     (g) furnish to the Initiating Unitholder and any Participating Unitholders:
     (i) an opinion of counsel for the Partnership experienced in securities law matters, dated the effective date of the registration statement (and, if such registration includes an underwritten public offering, the date of the closing under the underwriting agreement), and
     (ii) a “comfort” letter (unless the registration is pursuant to Section 2 and such a letter is not otherwise being furnished to the Partnership), dated the effective date of such registration statement (and if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have issued an audit report on the Partnership’s financial statements included in the registration statement, covering such matters as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the underwriters in underwritten public offerings of securities and such other matters as the Initiating Unitholder and any Participating Unitholders may reasonably request;

     (h) promptly notify each seller of any Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event or existence of any fact as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and, as promptly as is practicable, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;
     (i) otherwise comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable and in any event within 16 months after the effective date of the registration statement, an earnings statement of the Partnership (in form complying with the provisions of Rule 158 under the Securities Act) covering the period of at least 12 months, but not more than 18 consecutive months, beginning with the first full calendar month after the effective date of such registration statement;
     (j) notify each seller of any Registrable Securities covered by such registration statement (i) when the prospectus or any prospectus supplement or post-effective amendment or any free writing prospectus has been filed and/or used, and, with respect to such registration statement or any post-effective amendment, when the same has become effective, (ii) of the receipt by the Partnership of any comments from the Commission or of any request by the Commission for amendments or supplements to such registration statement or to amend or to supplement such prospectus or for additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the suspension of the qualification of such securities for offering or sale in any jurisdiction, or of the institution of any proceedings for any of such purposes;
     (k) use every reasonable effort to obtain the lifting of any stop order that might be issued suspending the effectiveness of such registration statement at the earliest possible moment;
     (l) use its best efforts (i) (A) to list such Registrable Securities on any securities exchange on which the equity securities of the Partnership are then listed or, if no such equity securities are then listed, on an exchange selected by the Partnership, if such listing is then permitted under the rules of such exchange, or (B) if such listing is not practicable, to secure designation of such securities as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-1 under the Exchange Act or, failing that, to secure NASDAQ authorization for such Registrable Securities, and, without limiting the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD, and (ii) to provide a transfer agent and registrar for such Registrable Securities not later than the effective date of such registration statement and to instruct such transfer agent (A) to release any stop transfer order with respect to the certificates with respect to the Registrable Securities being sold and (B) to furnish certificates without restrictive legends (other than those that apply generally to all Partnership Securities) representing ownership of the shares being sold, in such denominations requested by the sellers of the Registrable Securities or the lead underwriter;
     (m) enter into such agreements and take such other actions as the sellers of Registrable Securities or the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Securities, including, without limitation, preparing for, and participating in, such number of “road shows” and all such other customary selling efforts as the underwriters reasonably request in order to expedite or facilitate such disposition;
     (n) furnish to any holder of such Registrable Securities such information and assistance as such holder may reasonably request in connection with any “due diligence” effort which such seller deems appropriate;
     (o) cooperate with each seller of Registrable Securities and each underwriter and their respective counsel in connection with any filings required to be made with the NASD, New York Stock Exchange, or any other securities exchange on which such Registrable Securities are traded or will be traded;
     (p) cooperate with the sellers of the Registrable Securities and the managing underwriter to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends (other than those that apply generally to all Partnership Securities) representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the Majority Holders at least five business days prior to any sale of Registrable Securities and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof;
     (q) cause its officers and employees to participate in, and to otherwise facilitate and cooperate with the preparation of the registration statement and prospectus and any amendments or supplements thereto (including participating in meetings, drafting sessions and due diligence sessions) taking into account the Partnership’s business needs;
     (r) use its best efforts to take all other steps necessary to effect the registration of such Registrable Securities contemplated hereby;
     (s) take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by this agreement complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related prospectus, prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and
     (t) in connection with any underwritten offering, if at any time the information conveyed to a purchaser at the time of sale includes any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, promptly file with the Commission such amendments or supplements to such information as may be necessary so that the statements as so amended or supplemented will not, in light of the circumstances, be misleading.
          To the extent the Partnership is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”) at the time any Demand Request Notice is submitted to the Partnership, and such Demand Request Notice requests that the Partnership file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “automatic shelf registration statement”) on Form S-3 and the Partnership has been advised by independent outside counsel that filing an “automatic shelf registration statement” for registration of the Registrable Securities will not cause the Partnership to be an “ineligible issuer,” as such term is defined in Rule 405 under the Securities Act, the Partnership shall file an automatic shelf registration statement which covers those Registrable Securities which are requested to be registered. The Partnership shall use its commercially reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such automatic shelf registration statement is required to remain effective. If the Partnership does not pay the filing fee covering the Registrable Securities at the time the automatic shelf registration statement is filed, the Partnership agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the automatic shelf registration statement has been outstanding for at least three years, at the end of the third year the Partnership shall refile a new automatic shelf registration statement covering the Registrable Securities. If at any time when the Partnership is required to re-evaluate its WKSI status the Partnership determines that it is not a WKSI, the Partnership shall use its commercially reasonable best efforts to refile the shelf registration statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.
          If the Partnership files any shelf registration statement for the benefit of the holders of any of its securities other than the Unitholders, the Partnership agrees that it shall give prior written notice to each Unitholder and, upon request of any Unitholder, include in such registration statement such disclosures as may be required by Rule 430B (referring to the unnamed selling security holders in a generic manner by identifying the initial issuance and sale of the securities to the Unitholders) in order to ensure that the requesting Unitholder may be added to such shelf registration statement at a later time through the filing of a prospectus supplement rather than a post-effective amendment.
          As a condition to its registration of Registrable Securities of any prospective seller, the Partnership may require such seller of any Registrable Securities as to which any registration is being effected to execute powers-of-attorney, custody arrangements and other customary agreements appropriate to facilitate the offering and to furnish to the Partnership such information regarding such seller, its ownership of Registrable Securities and the disposition of such Registrable Securities as the Partnership may from time to time reasonably request in writing and as shall be required by law in connection therewith. Each such holder agrees to furnish promptly to the Partnership all information required to be disclosed in such registration statement in order to make the information previously furnished to the Partnership by such holder and disclosed in such registration statement not materially misleading.
          The Partnership agrees not to file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the prospectus used in connection therewith, which refers to any holder of Registrable Securities, or otherwise identifies any holder of Registrable Securities as the holder of any Registrable Securities, without the prior consent of such holder, such consent not to be unreasonably withheld or delayed, unless such disclosure is required by law. Notwithstanding the foregoing, if any such registration statement or comparable statement under “blue sky” laws refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Partnership, then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and the Partnership, to the effect that the holding by such holder of such Registrable Securities is not to be construed as a recommendation by such holder of the investment quality of the Partnership’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Partnership, or (ii) in the event that such reference to such holder by name or otherwise is not in the judgment of the Partnership, as advised by counsel, required by the Securities Act or any similar federal statute or any state “blue sky” or securities law then in force, the deletion of the reference to such holder.
          By acquisition of Registrable Securities, each holder of such Registrable Securities shall be deemed to have agreed that upon receipt of any notice from the Partnership of the happening of any event of the kind described in Section 3(h), such holder will promptly discontinue such holder’s disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(h). If so directed by the Partnership, each holder of Registrable Securities will deliver to the Partnership (at the Partnership’s expense) all copies, other than permanent file copies, in such holder’s possession of the prospectus covering such Registrable Securities at the time of receipt of such notice. In the event that the Partnership shall give any such notice, the period mentioned in Section 3(a) shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when each seller of any Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 3(h).
     Section 4. Underwritten Offerings.
     4.1. Underwriting Agreement. If requested by the underwriters for any underwritten offering pursuant to a registration requested under Section 1.1 or 2, the Partnership shall enter into an underwriting agreement with the underwriters for such offering, such agreement to be reasonably satisfactory in substance and form to the underwriters and to any Unitholder participating in such registration. Any such underwriting agreement shall contain such representations and warranties by, and such other agreements on the part of, the Partnership and such other terms and provisions as are customarily contained in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 8. Each Unitholder and each other holder of Registrable Securities to be distributed by such underwriter shall be a party to such underwriting agreement and may, at such holder’s option, require that any or all of the representations and warranties by, and the agreements on the part of, the Partnership to and for the benefit of such underwriters be made to and for the benefit of such holder of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement shall also be conditions precedent to the obligations of such holder of Registrable Securities. The Unitholders in their capacities as Partners and/or controlling persons shall not be required by any underwriting agreement to make any representations or warranties to or agreements with the Partnership or the underwriters other than representations, warranties or agreements regarding such holder, the ownership of such holder’s Registrable Securities and such holder’s intended method or methods of disposition and any other representation required by law or to furnish any indemnity to any Person which is broader than the indemnity furnished by such holder pursuant to Section 8.2.
     4.2. Selection of Underwriters. If the Partnership at any time proposes to register any of its securities under the Securities Act for sale for its own account pursuant to an underwritten offering, the Partnership will have the right to select the managing underwriter (which shall be of nationally recognized standing) to administer the offering. Notwithstanding the foregoing sentence, whenever a registration requested pursuant to Section 1.1 is for an underwritten offering, the Initiating Unitholder will have the right to select the managing underwriter (which shall be of nationally recognized standing and reasonably acceptable to any Participating Unitholders) to administer the offering, but only with the approval of the Partnership, such approval not to be unreasonably withheld. In connection with an underwritten registered offering pursuant to Section 1.1, if Goldman, Sachs & Co. acts as a managing underwriter in any such registered offering, to the extent required by applicable law, the Partnership shall retain a Qualified Independent Underwriter reasonably acceptable to Goldman, Sachs & Co., and the

Partnership shall pay all fees and expenses (other than underwriting discounts and commissions) of such Qualified Independent Underwriter.
     Section 5. Holdback Agreements.
     (a) If and whenever the Partnership proposes to register any of its equity securities under the Securities Act for its own account (other than on Form S-4 or S-8 or any successor form) or is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act pursuant to Section 1.1 or 2, each holder of Registrable Securities agrees by acquisition of such Registrable Securities not to effect any offer, sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, or to request registration under Section 1.1 of any Registrable Securities within seven days prior to the reasonably expected effective date of the contemplated registration statement and during the period beginning on the effective date of the registration statement relating to such registration (the “Trigger Date”) and until 90 days (unless advised by the managing underwriter that a longer period, not to exceed 180 days, is required, or such shorter period as the managing underwriter for any underwritten offering may agree) after the Trigger Date, except as part of such registration or unless, in the case of a sale or distribution not involving a public offering, the transferee agrees in writing to be subject to this Section 5, even if such Registrable Securities cease to be Registrable Securities upon such transfer. If requested by such managing underwriter, each holder of Registrable Securities agrees to execute an agreement to such effect with the Partnership and consistent with such managing underwriter’s customary form of holdback agreement.
     (b) The Partnership agrees not to effect any public offer, sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities within seven days prior to the reasonably expected effective date of the contemplated registration statement and during the period beginning on the Trigger Date and until 90 days (or such longer period, not to exceed 180 days, which may be required by the managing underwriter, or such shorter period as the managing underwriter may agree) after the Trigger Date with respect to any registration statement filed pursuant to Section 1.1 (except (i) as part of such registration, (ii) as permitted by any related underwriting agreement, (iii) pursuant to an employee equity compensation plan, or (iv) pursuant to an acquisition or strategic relationship or similar transaction or (v) pursuant to a registration on Form S-4 or S-8 or any successor form). In addition, if, and to the extent requested by the managing underwriter, the Partnership shall use its best efforts to cause each holder (other than any holder already subject to Section 5(a)) of its equity securities or any securities convertible into or exchangeable or exercisable for any of such securities, whether outstanding on the date of this Agreement or issued at any time after the date of this Agreement (other than any such securities acquired in a public offering), to agree not to effect any such public offer, sale or distribution of such securities during such period, except as part of any such registration if permitted, and to cause each such holder to enter into an agreement to such effect with the Partnership and consistent with such managing underwriter’s customary form of holdback agreement.
     Section 6. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, the Partnership shall give counsel to the holders of such Registrable Securities so to be registered, the managing underwriter(s), and their respective counsel, accountants and other representatives and agents the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and shall give each of the foregoing parties access to the financial and other records, pertinent corporate documents and properties of the Partnership and its subsidiaries and opportunities to discuss the business of the Partnership with its officers and the independent public accountants who have issued audit reports on its financial statements in each case as shall be reasonably requested by each of the foregoing parties in connection with such registration statement.
     Section 7. Reserved.
     Section 8. Indemnification.
     8.1. Indemnification by the Partnership. The Partnership agrees that in the event of any registration of any Registrable Securities pursuant to this Agreement, the Partnership shall indemnify, defend and hold harmless (a) each holder of Registrable Securities, (b) the Affiliates of such holder and the respective directors, members, stockholders, officers, partners, employees, advisors, representatives, agents of such holder and its Affiliates, (c) each Person who participates as an underwriter or Qualified Independent Underwriter in the offering or sale of such securities and (d) each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) any of the foregoing against any and all losses, penalties, fines, liens, judgments, claims, damages or liabilities (or actions or proceedings in respect thereof) and expenses (including reasonable fees of counsel and any amounts paid in settlement effected with the Partnership’s consent, which consent shall not be unreasonably withheld or delayed if such settlement is solely with respect to monetary damages), jointly or severally, directly or indirectly, based upon or arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein or used in connection with the offering of securities covered thereby, or any amendment or supplement thereto, or any documents incorporated by reference therein, or any “free writing prospectus,” as such term is defined in Rule 405 under the Securities Act, utilized in connection with any related offering, (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein; and the Partnership will reimburse each such indemnified party for any legal or any other expenses reasonably incurred by them in connection with enforcing its rights hereunder or under the underwriting agreement entered into in connection with such offering or investigating, preparing, pursuing or defending any such loss, claim, damage, liability, action or proceeding as such expenses are incurred, except insofar as any such loss, penalty, fine, lien, judgment, claim, damage, liability, action, proceeding or expense arises out of or is based upon an untrue statement of a material fact or omission of a material fact made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement, document incorporated by reference therein or “free writing prospectus” utilized in connection with any related offering in reliance upon and in conformity with written information furnished to the Partnership by such holder expressly for use in the preparation thereof in accordance with the second sentence of Section 8.2. Such indemnity shall remain in full force and effect, regardless of any investigation made by such indemnified party and shall survive the transfer of such Registrable Securities by such seller.
     8.2. Indemnification by the Sellers. The Partnership may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Section 1.1 or 2, that the Partnership shall have received an undertaking satisfactory to it from each of the prospective sellers of such Registrable Securities to indemnify and hold harmless, severally, not jointly, in the same manner and to the same extent as set forth in Section 8.1, the Partnership, the Managing General Partner, the Managing General Partners’ directors, officers, employees, agents and each person, if any, who controls (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) the Partnership, with respect to any statement of a material fact or alleged statement of a material fact in or omission of a material fact or alleged omission of a material fact from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any “free writing prospectus” utilized in connection with any related offering, but only to the extent such statement or alleged statement or such omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Partnership by such seller expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement or free writing prospectus. The Partnership and the holders of the Registrable Securities in their capacities as stockholders and/or controlling persons hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holders, the only information furnished or to be furnished to the Partnership for use in any registration statement or prospectus relating to the Registrable Securities or in any amendment, supplement or preliminary materials associated therewith or any free writing prospectus related thereto are statements specifically relating to (a) transactions between such holder and its Affiliates, on the one hand, and the Partnership, on the other hand, (b) the beneficial ownership of Partnership Securities by such holder and its Affiliates and (c) the name and address of such holder. If any additional information about such holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence of this Section 8.2. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Partnership or any such director, officer or controlling person and shall survive the transfer of such Registrable Securities by such seller. The indemnity agreement contained in this Section 8.2 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, action or proceeding if such settlement is effected without the consent of such seller (which consent shall not be unreasonably withheld or delayed if such settlement is solely with respect to monetary damages). The indemnity provided by each seller of Registrable Securities under this Section 8.2 shall be limited in amount to the net amount of proceeds (i.e., net of expenses, underwriting discounts and commissions) actually received by such seller from the sale of Registrable Securities pursuant to such registration statement.
     8.3. Notices of Claims, etc. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in the preceding paragraphs of this Section 8, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement of such action or proceeding; provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 8, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate therein and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof except for the reasonable fees and expenses of any counsel retained by such indemnified party to monitor such action or proceeding. Notwithstanding the foregoing, if such indemnified party reasonably determines, based upon advice of independent counsel, that a conflict of interest may exist between the indemnified party and the indemnifying party with respect to such action and that it is advisable for such indemnified party to be represented by separate counsel, such indemnified party may retain other counsel, reasonably satisfactory to the indemnifying party, to represent such indemnified party, and the indemnifying party shall pay all reasonable fees and expenses of such counsel. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of such indemnified party, which consent shall not be unreasonably withheld, consent to entry of any judgment or enter into any settlement unless such judgment, compromise or settlement (A) includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party, and (C) does not require any action other than the payment of money by the indemnifying party.
     8.4. Other Indemnification. Indemnification similar to that specified in the preceding paragraphs of this Section 8 (with appropriate modifications) shall be given by the Partnership and each seller of Registrable Securities with respect to any required registration (other than under the Securities Act) or other qualification of such Registrable Securities under any federal or state law or regulation of any governmental authority.
     8.5. Indemnification Payments. Any indemnification required to be made by an indemnifying party pursuant to this Section 8 shall be made by periodic payments to the indemnified party during the course of the action or proceeding, as and when bills are received by such indemnifying party with respect to an indemnifiable loss, penalty, fine, lien, judgment, claim, damage, liability or expense incurred by such indemnified party.
     8.6. Other Remedies. If for any reason any indemnification specified in the preceding paragraphs of this Section 8 is unavailable, or is insufficient to hold harmless an indemnified party, other than by reason of the exceptions provided therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, penalties, fines, liens, judgments, claims, damages, liabilities, actions, proceedings or expenses in such proportion as is appropriate to reflect the relative benefits to and faults of the indemnifying party on the one hand and the indemnified party on the other and the statements or omissions or alleged statements or omissions which resulted in such loss, penalty, fine, lien, judgment, claim, damage, liability, action, proceeding or expense, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statements or omissions. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8.6 were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentence of this Section 8.6. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the other provisions of this Section 8, in respect of any claim for indemnification pursuant to this Section 8, no indemnifying party (other than the Partnership) shall be required to contribute pursuant to this Section 8.6 any amount in excess of (a) the net proceeds (i.e., net of expenses, underwriting discounts and commissions) received and retained by such indemnifying party from the sale of its Registrable Securities covered by the applicable registration statement, preliminary prospectus, final prospectus, or supplement or amendment thereto, filed pursuant hereto minus (b) any amounts previously paid by such indemnifying party pursuant to this Section 8 in respect of such claim, it being understood that insofar as such net proceeds have been distributed by any indemnifying party to its partners, stockholders or members, the amount of such indemnifying party’s contribution hereunder shall be limited to the net proceeds which it actually recovers from its partners, stockholders or members based upon their relative fault and that to the extent that such indemnifying party has not distributed such net proceeds, the amount such indemnifying party’s contribution hereunder shall be limited by the percentage of such net proceeds which corresponds to the percentage equity interests in such indemnifying party held by those of its partners, stockholders or members who have been determined to be at fault. No party shall be liable for contribution under this Section 8.6 except to the extent and under such circumstances as such party would have been liable for indemnification under this Section 8 if such indemnification were enforceable under applicable law.
     Section 9. Representations and Warranties. Each Unitholder represents and warrants to the Partnership and each other Unitholder that:

     (a) such Unitholder has the power, authority and capacity (or, in the case of any Unitholder that is a corporation, limited liability company or limited partnership, all corporate, limited liability company or limited partnership power and authority, as the case may be) to execute, deliver and perform this Agreement;
     (b) in the case of a Unitholder that is a corporation, limited liability company or limited partnership, the execution, delivery and performance of this Agreement by such Unitholder has been duly and validly authorized and approved by all necessary corporate, limited liability company or limited partnership action, as the case may be;
     (c) this Agreement has been duly and validly executed and delivered by such Unitholder and constitutes a valid and legally binding obligation of such Unitholder, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors’ rights generally and general principles of equity; and
     (d) the execution, delivery and performance of this Agreement by such Unitholder does not and will not violate the terms of or result in the acceleration of any obligation under (i) any material contract, commitment or other material instrument to which such Unitholder is a party or by which such Unitholder is bound or (ii) in the case of a Unitholder that is a corporation, limited liability company or limited partnership, the certificate of incorporation, certificate of formation, certificate of limited partnership, by-laws, limited liability company agreement or limited partnership agreement, as the case may be.
     Section 10. Definitions. Capitalized terms used herein without definition shall have the meanings given to them in the Partnership Agreement (as hereinafter defined). For purposes of this Agreement, the following terms shall have the following respective meanings:
          “Affiliate”: a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
          “Commission”: the Securities and Exchange Commission.
          “Exchange Act”: the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.
          “Majority Holders”: the holders of at least 51% of the Registrable Securities that are participating in the registration at issue.
          “Majority Voting Holders”: the holders of at least 51% of the Registrable Securities.

          “NASD”: National Association of Securities Dealers, Inc.
          “NASDAQ”: the Nasdaq National Market.
          “Partnership Agreement” means the Agreement of Limited Partnership of CVR Partners, LP, dated as of the date hereof, as amended and/or restated from time to time.
          “Person”: an individual, corporation, partnership, limited liability company, joint venture, business association, trust or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.
          “Registrable Securities”: the Common LP Units issuable to the Unitholder pursuant to Sections 5.6, 5.7 or 5.8 of the Partnership Agreement. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) a registration statement on Form S-8 with respect to the sale of such securities shall have become effective under the Securities Act, (iii) such securities shall have been sold to the public pursuant to Rule 144 under the Securities Act, or (iv) such securities shall have ceased to be outstanding. Any and all Common LP Units which may be issued in respect of, in exchange for, upon conversion of, or in substitution for any Registrable Securities, whether by reason of any stock split, stock dividend, reverse stock split, recapitalization, combination, merger, consolidation or otherwise, shall also be “Registrable Securities” hereunder.
          “Registration Expenses”: all fees and expenses incurred in connection with the Partnership’s performance of or compliance with any registration pursuant to this Agreement, including, without limitation, (i) registration, filing and applicable Commission and NASD fees, (ii) fees and expenses of complying with securities or blue sky laws, (iii) fees and expenses associated with listing securities on an exchange or NASDAQ, (iv) word processing, duplicating and printing expenses, (v) messenger and delivery expenses, (vi) transfer agents’, trustees’, depositories’, registrars’ and fiscal agents’ fees, (vii) fees and disbursements of counsel for the Partnership and of its independent public accountants, including the expenses of any special audits or “cold comfort” letters required by, or incident to, such registration, (viii) reasonable fees and disbursements of any one counsel retained by the Initiating Unitholder and any one counsel retained by the Participating Unitholders, and (ix) any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.
          “Securities Act”: the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations thereunder which shall be in effect at the time.
     Section 11. Miscellaneous.
     11.1. Rule 144, etc. If the Partnership shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act relating to any class of equity securities, the Partnership shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder, and shall take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such rule may be amended from time to time, or (b) any successor rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Partnership shall deliver to such holder a written statement as to whether it has complied with such requirements, a copy of the most recent annual or quarterly report of the Partnership, and such other reports and documents as such holder may reasonably request in order to avail itself of any rule or regulation of the Commission allowing it to sell any Registrable Securities without registration.
     11.2. Successors, Assigns and Transferees. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective permitted successors, personal representatives and assigns under this Section 11.2. The Partnership may not assign any of its rights or delegate any of its duties under this Agreement without the prior written consent of the Majority Voting Holders. The provisions of this Agreement which are for the benefit of a holder of Registrable Securities shall be for the benefit of and enforceable by any transferee of such Registrable Securities. Any holder of Registrable Securities may, at its election and at any time or from time to time, assign its rights under this Agreement, in whole or in part, to any Person to whom such holder sells, assigns or otherwise transfers its shares of Registrable Securities; provided that (i) such transferee acquires such Registrable Securities in accordance with any then applicable transfer restrictions in respect of such Registrable Securities, (ii) no such assignment shall be binding upon or obligate the Partnership to any such transferee unless and until such transferee executes a joinder agreement agreeing to be bound by all of the transferor’s obligations hereunder, including, without limitation, Section 5 hereof, copies of which shall have been delivered to the Partnership (each such transferee, a “Permitted Transferee”) and (iii) the rights of the Special General Partner and the Organizational Limited Partner to make a Demand Registration pursuant to Section 1.1 may only be assigned as a whole and not in part (and otherwise in accordance with the other provisions of this proviso).
     11.3. Splits, etc. Each holder of Registrable Securities agrees that it will vote to effect a split, reverse split, recapitalization or combination with respect to any Registrable Securities in connection with any registration of any Registrable Securities hereunder, or otherwise, if (i) the managing underwriter shall advise the Partnership in writing (or, in connection with an offering that is not underwritten, if an investment banker shall advise the Partnership in writing) that in its opinion such a split, reverse split, recapitalization or combination would facilitate or increase the likelihood of success of the offering, and (ii) such split, reverse split, recapitalization or combination does not impact the respective Percentage Interests of each such holder of Registrable Securities in the Partnership. The Partnership shall cooperate in all respects in effecting any such split, stock split, recapitalization or combination.
     11.4. Amendment and Modification. This Agreement may be amended, waived, modified or supplemented by the Partnership only with the prior written consent of each of the Special General Partner and the Organizational Limited Partner and a majority (by number of shares) of any other holders of Registrable Securities whose interests would be adversely affected by such amendment, waiver modification or supplement; provided that the interests of any existing holders of Registrable Securities shall not be adversely affected by an amendment, waiver, modification or settlement of this Agreement that provides for or has the effect of providing for an additional grant of incidental registration rights with a lower or the same priority as the rights held by such existing holders of Registrable Securities, as long as any such grant of incidental registration rights with the same priority are pari passu with those held by such existing holders of Registrable Securities. Each holder of Registrable Securities shall be bound by any such amendment, waiver, modification or supplement authorized in accordance with this Section 11.4, whether or not such Registrable Securities shall have been marked to indicate such amendment, waiver, modification or supplement. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach, except as otherwise explicitly provided for in such waiver. Except as otherwise expressly provided herein, no failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder, or otherwise available in respect hereof at law or in equity, shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The execution of a counterpart signature page to this Agreement by a Permitted Transferee pursuant to Section 11.2 shall not require consent of any party hereto and shall not be deemed an amendment to this Agreement.
     11.5. Governing Law; Venue and Service of Process. This Agreement and the rights and obligations of the parties hereunder and the Persons subject hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of Delaware, without giving effect to the choice of law principles thereof. By execution and delivery of this Agreement, each of the parties hereto hereby irrevocably and unconditionally (i) consents to submit to the exclusive jurisdiction of the courts of the State of New York in New York County and the United States District Court for the Southern District of New York (collectively, the “Selected Courts”) for any action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby, and agrees not to commence any action or proceeding relating thereto except in the Selected Courts, provided, that, a party may commence any action or proceeding in a court other than a Selected Court solely for the purpose of enforcing an order or judgment issued by one of the Selected Courts; (ii) consents to service of any process, summons, notice or document in any action or proceeding by registered first-class mail, postage prepaid, return receipt requested or by nationally recognized courier guaranteeing overnight delivery in accordance with Section 11.8 hereof and agrees that such service of process shall be effective service of process for any action or proceeding brought against it in any such court, provided, that, nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law; (iii) waives any objection to the laying of venue of any action or proceeding arising out of this Agreement or the transactions contemplated hereby in the Selected Courts; and (iv) waives and agrees not to plead or claim in any court that any such action or proceeding brought in any such Selected Court has been brought in an inconvenient forum.

     11.6. Invalidity of Provision. The invalidity or unenforceability of any provision of this Agreement in any jurisdiction shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction.
     11.7. Reserved.
     11.8. Notices. All notices, requests, demands, letters, waivers and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered personally, (b) mailed, certified or registered mail with postage prepaid, (c) sent by next-day or overnight mail or delivery or (d) sent by fax, as follows:
(i)	If to the Partnership, to it at:
10 E. Cambridge Circle, Ste. 250
Kansas City, Kansas 66103
Attention: Edmund S. Gross
Facsimile No.: 913-981-0000

(ii)	If to the Special General Partner, to it at:
10 E. Cambridge Circle, Ste. 250
Kansas City, Kansas 66103
Attention: Edmund S. Gross
Facsimile No.: 913-981-0000

(iii)	If to the Organizational Limited Partner, to it at:
10 E. Cambridge Circle, Ste. 250
Kansas City, Kansas 66103
Attention: Edmund S. Gross
Facsimile No.: 913-981-0000
          or to such other Person or address as any party shall specify by notice in writing to the Partnership. All such notices, requests, demands, letters, waivers and other communications shall be deemed to have been received (w) if by personal delivery, at the time delivered by hand (x) if by certified or registered mail, on the fifth business day after the mailing thereof, (y) if by next-day or overnight mail or delivery, on the day delivered, or (z) if by fax, on the day delivered; provided that such delivery is confirmed.
     11.9. Headings: Execution in Counterparts. The headings and captions contained herein are for convenience and shall not control or affect the meaning or construction of any provision hereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument.

     11.10. Injunctive Relief. Each of the parties recognizes and agrees that money damages may be insufficient and, therefore, in the event of a breach of any provision of this Agreement, the aggrieved party may elect to institute and prosecute proceedings in any court of competent jurisdiction to enforce specific performance or to enjoin the continuing breach of this Agreement. Such remedies shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which such party may have.
     11.11. Term. This Agreement shall be effective as of the date hereof and shall continue in effect thereafter until the earlier of (a) its termination by the written consent of the parties hereto or their respective successors in interest and (b) the date on which no Registrable Securities remain outstanding.
     11.12. Further Assurances. Subject to the specific terms of this Agreement, each of the Partnership and the Unitholders shall make, execute, acknowledge and deliver such other instruments and documents, and take all such other actions, as may be reasonably required in order to effectuate the purposes of this Agreement and to consummate the transactions contemplated hereby.
     11.13. Entire Agreement. This Agreement and any agreements entered into in connection with this Agreement constitute the entire agreement and the understanding of the parties hereto with respect to the matters referred to herein. This Agreement and the agreements referred to in the preceding sentence supersede all prior agreements and understandings between the parties with respect to such matters.
[Signature page follows]

     IN WITNESS WHEREOF this Agreement has been signed by each of the parties hereto, and shall be effective as of the date first above written.

CVR PARTNERS, LP

By: CVR GP, LLC,
its General Partner

By:

Name:
Title:

CVR Special GP, LLC

By:

Name:
Title:

CVR LP, LLC

By:

Name:
Title: